UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-22739 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)		77060 (Zip Code)
281-618-0400
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Press Release
Slide Presentation

Item 7.01 Regulation FD Disclosure
     On April 3, 2006, Helix Energy Solutions Group, Inc. announced that it will deliver a presentation on Tuesday, April 4, 2006 at the Sidoti & Company’s Tenth Annual Emerging Growth Institutional Investor Forum in New York, New York. Attached as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slide presentation related to such presentation. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 3, 2006.

99.2	Slide Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006

HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ JAMES LEWIS CONNOR, III

James Lewis Connor, III
Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 3, 2006.

99.2	Slide Presentation.